Exhibit 10.9

AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT

This AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT (this “Agreement”), is made as of December 9, 2014, by and among (a) AARON’S, INC., a Georgia corporation (together with its successors and assigns, the “Company”) and AARON INVESTMENT COMPANY, a Delaware corporation (together with its successors and assigns, “AIC” and together with the Company, collectively, the “Issuers”), and (b) each of the Persons holding one or more Notes (as defined below) on the First Amendment Effective Date (as defined below) (collectively, the “Noteholders”), with respect to that certain Note Purchase Agreement, dated as of April 14, 2014 (as amended from time to time and as in effect immediately prior to giving effect to this Agreement, the “Original Note Purchase Agreement” and, as amended pursuant to this Agreement and as may be further amended, restated or otherwise modified from time to time, the “Note Purchase Agreement”), by and among the Issuers and each of the Noteholders. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Original Note Purchase Agreement.

RECITALS:

A. The Issuers and Noteholders are parties to the Original Note Purchase Agreement, pursuant to which the Issuers issued and sold an aggregate principal amount of $225,000,000 of their 4.75% Series A Senior Notes due April 14, 2021 (the “Notes”) to the Noteholders;

B. The Noteholders are the holders of all outstanding Notes; and

C. The Issuers have requested, and the Noteholders have agreed to, certain amendments and modifications to the provisions of the Original Note Purchase Agreement, subject to the terms and conditions set forth herein.

AGREEMENT:

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Issuers and the Noteholders agree as follows:

1.	AMENDMENTS TO ORIGINAL NOTE PURCHASE AGREEMENT.

Subject to the satisfaction of the conditions set forth in Section 3 hereof, the Original Note Purchase Agreement is hereby amended by this Agreement as follows:

1.1.	Line of Business.

Paragraph 5F of the Original Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:

5F. Line of Business. The Company will not, and will not permit any of its Subsidiaries to, engage in any business if, as a result, the general nature of the business in which the Company and its Subsidiaries, taken as a whole, would then be engaged would be substantially changed from the general nature of the business in which the Company and its Subsidiaries, taken as a whole, are engaged on the date of this Agreement, which business may include but is not limited to the business of leasing and selling furniture, consumer electronics, computers, appliances and other household goods and accessories inside and outside of the United States of America, through both independently-owned and franchised stores, providing lease-purchase solutions, credit and other financing solutions to customers for the purchase and lease of such products, the manufacture and supply of furniture and bedding for lease and sale in such stores, and the provision of virtual rent-to-own programs inside and outside of the United States of America (including but not limited to point-of-sale lease purchase programs).

1.2.	Fixed Charges Coverage Ratio.

Paragraph 6A of the Original Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:

6A. Fixed Charges Coverage Ratio. The Company will not permit the Consolidated Fixed Charge Coverage Ratio to be less than (a) with respect to the fiscal quarter of the Company ending December 31, 2014 and each fiscal quarter of the Company ending thereafter through and including December 31, 2015, 1.75 to 1.00, and (b) for each fiscal quarter ending thereafter, 2.00 to 1.00.

1.3.	Total Debt to EBITDA Ratio.

Paragraph 6B of the Original Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:

6B. Total Debt to EBITDA Ratio. The Company will not, at any time, permit the Total Debt to EBITDA Ratio to be greater than (a) for the period from the First Amendment Effective Date to and including March 30, 2016, 3.25 to 1.00 and (b) from and including March 31, 2016, 3.00 to 1.00.

1.4.	Amended and Restated Defined Terms.

The following definitions set forth in paragraph 10B of the Original Note Purchase Agreement are hereby amended and restated in their entirety to read as follows:

“Consolidated EBITDA” shall mean, for the Company and its Subsidiaries for any period, an amount equal to the sum of (a) Consolidated Net Income for such period plus (b) to the extent deducted in determining Consolidated Net Income for such period, (i) Consolidated Interest Expense, (ii) income tax expense, (iii) depreciation (excluding depreciation of rental merchandise) and amortization, (iv) all other non-cash charges, (v) accruals incurred in the fiscal year of the Company ended December 31, 2013 related to legal and regulatory expenses, fees and costs not to exceed $30,000,000 in the aggregate, (vi) closing costs, fees and expenses incurred during such period in connection with the Closing Date Acquisition and the transactions contemplated by the Financing Documents, the MetLife NPA, the SunTrust Agreement, the Existing Note Purchase Agreement and the SunTrust Loan Facility Agreement, in each case paid during such period to Persons that are not Affiliates of the Company or any Subsidiary, not to exceed

$15,000,000 in the aggregate, (vii) cash charges incurred in the fiscal year of the Company ended December 31, 2013 related to the retirement of the Company’s Chief Operating Officer not to exceed $5,000,000 in the aggregate, determined on a consolidated basis in accordance with GAAP in each case for such period, (viii) one-time fees, costs and expenses (including without limitation legal and other professional fees) in connection with (x) the retirement and severance of Ronald W. Allen and David Buck and (y) the bid by Vintage Capital Management to acquire the Company, and other proxy contests and shareholder proposals, including costs, expenses and fees relating to responding to, defending and settling such matters, in each case to the extent such fees, costs and expenses were incurred prior to the First Amendment Effective Date, and (ix) transaction closing costs, fees and expenses actually incurred during such period in connection with the negotiation and closing of the First Amendment to NPA, and the related amendments to the SunTrust Loan Facility Agreement, the SunTrust Agreement, the MetLife NPA, the Existing Note Purchase Agreement, and the related transaction documents, in each case paid during such period to Persons that are not Affiliates of the Company or any Subsidiary.

“SunTrust Loan Facility Agreement” shall mean that certain Third Amended and Restated Loan Facility Agreement and Guaranty, dated as of the Date of Closing, by and among the Company, SunTrust and the financial institutions party thereto, as amended by that certain First Amendment to Loan Facility Agreement dated as of December 9, 2014, and as further amended, restated, supplemented, replaced, refinanced or otherwise modified from time to time.

1.5.	New Defined Terms.

The following defined terms are hereby added to paragraph 10B of the Original Note Purchase Agreement in their proper alphabetical order:

“First Amendment Effective Date” means December 9, 2014.

“First Amendment to NPA” means that certain Amendment No. 1 to Note Purchase Agreement, dated as of the First Amendment Effective Date, by and among the Issuers and each of the holders of the Notes party thereto.

2.	WARRANTIES AND REPRESENTATIONS.

To induce the Noteholders to enter into this Agreement, each of the Issuers represents and warrants to each of the Noteholders that as of the First Amendment Effective Date:

2.1.	Corporate and Other Organization and Authority.

(a) Each Issuer is a corporation or limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or limited liability company and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and

(b) Each of the Issuers has the requisite organizational power and authority to execute and deliver this Agreement and to perform its obligations hereunder and under the Note Purchase Agreement.

2.2.	Authorization, etc.

This Agreement has been duly authorized by all necessary corporate or limited liability company action on the part of the Issuers, as applicable. Each of this Agreement and the Note Purchase Agreement constitutes a legal, valid and binding obligation of the Issuers, enforceable, in each case, against such Issuer in accordance with its terms, except as such enforceability may be limited by:

(a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and

(b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

2.3.	No Conflicts, etc.

The execution and delivery by each Issuer of this Agreement and the performance by such Issuer of its obligations under each of this Agreement and the Note Purchase Agreement do not conflict with, result in any breach in any of the provisions of, constitute a default under, violate or result in the creation of any Lien upon any property of such Issuer under the provisions of:

(a) any charter document, constitutive document, agreement with shareholders or members, bylaws or any other organizational or governing agreement of such Issuer;

(b) any agreement, instrument or conveyance by which such Issuer or any of its Subsidiaries or any of their respective properties may be bound or affected; or

(c) any statute, rule or regulation or any order, judgment or award of any court, tribunal or arbitrator by which such Issuer or any of its Subsidiaries or any of their respective properties may be bound or affected.

2.4.	Governmental Consent.

The execution and delivery by the Issuers of this Agreement and the performance by the Issuers of their respective obligations hereunder and under the Note Purchase Agreement do not require any consents, approvals or authorizations of, or filings, registrations or qualifications with, any Governmental Authority on the part of any Issuer.

2.5.	No Defaults.

No event has occurred and is continuing and no condition exists which, immediately before or immediately after giving effect to the amendments provided for in this Agreement, constitutes or would constitute a Default or an Event of Default.

2.6.	Representations in Note Purchase Agreement.

After giving effect to this Agreement, the representations and warranties contained in the Note Purchase Agreement are true and correct in all material respects as of the First Amendment Effective Date.

3.	CONDITIONS TO EFFECTIVENESS OF AMENDMENTS.

The amendment of the Original Note Purchase Agreement as set forth in this Agreement shall become effective as of the date first written above (the “First Amendment Effective Date”), provided that each of the following conditions shall have been satisfied:

(a) the Noteholders shall have received a fully executed copy of this Agreement executed by the Issuers and the Noteholders;

(b) the Noteholders shall have received a fully executed copy of the Reaffirmation of Guarantee attached hereto as Exhibit A executed by the Subsidiary Guarantors;

(c) the representations and warranties set forth in Section 2 of this Agreement shall be true and correct on such date;

(d) the Noteholders shall have received fully executed copies of the following:

(i) that certain Amendment No. 1 to Note Purchase Agreement, dated as of the First Amendment Effective Date, by and among, inter alios, the Company, AIC, and the MetLife Parties,

(ii) that certain Amendment No. 4 to Note Purchase Agreement, dated as of the First Amendment Effective Date, by and among, inter alios, the Company, AIC and the Existing Noteholders,

(iii) that certain First Amendment to Credit Agreement, dated as of the First Amendment Effective Date (the “Credit Agreement Amendment”), by and among, inter alios, the Company, SunTrust Bank, acting as Administrative Agent (the “Administrative Agent”) and in certain other capacities, and each of the lenders party thereto,

(iv) that certain First Amendment to Loan Facility Agreement, dated as of the First Amendment Effective Date (the “Loan Facility Amendment”), by and among, inter alios, the Company, SunTrust and the other financial institutions party thereto, and

(v) that certain fee letter, dated as of the First Amendment Effective Date (the “Fee Letter”), by and among, inter alios, the Company and the Noteholders,

and each of the amendments referred to in the foregoing clauses (i) to (v), inclusive, shall be in form and substance reasonably satisfactory to the Noteholders and shall have become effective prior to or concurrent with the effectiveness of this Agreement;

(e) the Noteholders shall have received a fee in the amount set forth in the Fee Letter; and

(f) the Company shall have paid all reasonable fees, charges and disbursements of counsel to the Noteholders incurred in connection with this Agreement and the transactions contemplated hereby.

4.	MISCELLANEOUS.

4.1.	Governing Law.

THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

4.2.	Duplicate Originals; Electronic Signature.

Two or more duplicate originals of this Agreement may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument. This Agreement may be executed in one or more counterparts and shall be effective when at least one counterpart shall have been executed by each party hereto, and each set of counterparts that, collectively, show execution by each party hereto shall constitute one duplicate original. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission or electronic mail shall be effective as delivery of a manually executed counterpart of this Agreement.

4.3.	Waiver and Amendments.

Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, or by any action or inaction, but only by an instrument in writing signed by each of the parties signatory hereto.

4.4.	Costs and Expenses.

Whether or not the amendments contemplated by this Agreement become effective, each of the Issuers confirms its obligation under paragraph 11B of the Note Purchase Agreement and agrees that, on the First Amendment Effective Date (or if an invoice is delivered subsequent to the First Amendment Effective Date or if such amendments do not become effective, promptly after receiving any statement or invoice therefor), it will pay all costs and expenses of the Noteholders relating to this Agreement, including, but not limited to, the statement for reasonable fees and disbursements of the Noteholders’ special counsel presented to the Company on the First Amendment Effective Date. The Issuers will also promptly pay, upon receipt thereof, each additional statement for reasonable fees and disbursements of the Noteholders’ special counsel rendered after the First Amendment Effective Date in connection with this Agreement.

4.5.	Successors and Assigns.

This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto. The provisions hereof are intended to be for the benefit of the Noteholders and shall be enforceable by any successor or assign of any such Noteholder, whether or not an express assignment of rights hereunder shall have been made by such Noteholder or its successors and assigns.

4.6.	Survival.

All warranties, representations, certifications and covenants made by the Issuers in this Agreement shall be considered to have been relied upon by the Noteholders and shall survive the execution and delivery of this Agreement, regardless of any investigation made by or on behalf of the Noteholders.

4.7.	Part of Original Note Purchase Agreement; Future References, etc.

This Agreement shall be construed in connection with and as a part of the Note Purchase Agreement and, except as expressly amended by this Agreement, all terms, conditions and covenants contained in the Original Note Purchase Agreement are hereby ratified and shall be and remain in full force and effect. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Agreement may refer to the Original Note Purchase Agreement without making specific reference to this Agreement, but nevertheless all such references shall include this Agreement, unless the context otherwise requires.

4.8.	Affirmation of Obligations under Original Note Purchase Agreement and Notes; No Novation.

Anything contained herein to the contrary notwithstanding, this Agreement is not intended to and shall not serve to effect a novation of the obligations under the Original Note Purchase Agreement. Instead, it is the express intention of the parties hereto to reaffirm the indebtedness created under the Original Note Purchase Agreement, as amended by this Agreement, and the Notes. The Issuers hereby acknowledge and affirm all of their respective obligations under the terms of the Original Note Purchase Agreement and the Notes. The execution, delivery and effectiveness of this Agreement shall not be deemed, except as expressly provided herein, (a) to operate as a waiver of any right, power or remedy of any of the Noteholders under the Original Note Purchase Agreement or the Notes, nor constitute a waiver or amendment of any provision thereunder, or (b) to prejudice any rights which any Noteholder now has or may have in the future under or in connection with the Note Purchase Agreement or the Notes or under applicable law.

[Remainder of page intentionally left blank. Next page is signature page.]

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment No. 4 to Note Purchase Agreement to be executed on its behalf by a duly authorized officer or agent thereof.

Very truly yours,

ISSUERS:

AARON’S, INC.

By:	/s/ Gilbert L. Danielson
Name:	Gilbert L. Danielson
Title:	Executive Vice President and Chief Financial Office

AARON INVESTMENT COMPANY

By:	/s/ Gilbert L. Danielson
Name:	Gilbert L. Danielson
Title:	Vice President and Treasurer

[Signature page to Amendment No. 1 to Note Purchase Agreement – Aaron’s, Inc. (Prudential)]

Accepted and Agreed:

The foregoing Agreement is hereby accepted as of the date first above written.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ Ashley Dexter
Name:	Ashley Dexter
Title:	Vice President

UNITED OF OMAHA LIFE INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P.,
as Investment Advisor

By:	Prudential Private Placement Investors, Inc.,
as its General Partner

	By:	/s/ Ashley Dexter
	Name:	Ashley Dexter
	Title:	Vice President

LIBERTY NATIONAL LIFE INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P.,
as Investment Advisor

By:	Prudential Private Placement Investors, Inc.,
as its General Partner

	By:	/s/ Ashley Dexter
	Name:	Ashley Dexter
	Title:	Vice President

[Signature page to Amendment No. 1 to Note Purchase Agreement – Aaron’s, Inc. (Prudential)]

FARMERS INSURANCE EXCHANGE

By:	Prudential Private Placement Investors, L.P.,
as Investment Advisor

By:	Prudential Private Placement Investors, Inc.,
as its General Partner

	By:	/s/ Ashley Dexter
	Name:	Ashley Dexter
	Title:	Vice President

WILLIAM PENN LIFE INSURANCE COMPANY OF NEW YORK

By:	Prudential Private Placement Investors, L.P.,
as Investment Advisor

By:	Prudential Private Placement Investors, Inc.,
as its General Partner

	By:	/s/ Ashley Dexter
	Name:	Ashley Dexter
	Title:	Vice President

FARMERS NEW WORLD LIFE INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P.,
as Investment Advisor

By:	Prudential Private Placement Investors, Inc.,
as its General Partner

	By:	/s/ Ashley Dexter
	Name:	Ashley Dexter
	Title:	Vice President

[Signature page to Amendment No. 1 to Note Purchase Agreement – Aaron’s, Inc. (Prudential)]

ZURICH AMERICAN INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P.,
as Investment Advisor

By:	Prudential Private Placement Investors, Inc.,
as its General Partner

	By:	/s/ Ashley Dexter
	Name:	Ashley Dexter
	Title:	Vice President

MID CENTURY INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P.,
as Investment Advisor

By:	Prudential Private Placement Investors, Inc.,
as its General Partner

	By:	/s/ Ashley Dexter
	Name:	Ashley Dexter
	Title:	Vice President

AMERICAN INCOME LIFE INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P.,
as Investment Advisor

By:	Prudential Private Placement Investors, Inc.,
as its General Partner

	By:	/s/ Ashley Dexter
	Name:	Ashley Dexter
	Title:	Vice President

[Signature page to Amendment No. 1 to Note Purchase Agreement – Aaron’s, Inc. (Prudential)]

GLOBE LIFE AND ACCIDENT INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P.,
as Investment Advisor

By:	Prudential Private Placement Investors, Inc.,
as its General Partner

	By:	/s/ Ashley Dexter
	Name:	Ashley Dexter
	Title:	Vice President

FAMILY HERITAGE LIFE INSURANCE COMPANY OF AMERICA

By:	Prudential Private Placement Investors, L.P.,
as Investment Advisor

By:	Prudential Private Placement Investors, Inc.,
as its General Partner

	By:	/s/ Ashley Dexter
	Name:	Ashley Dexter
	Title:	Vice President

[Signature page to Amendment No. 1 to Note Purchase Agreement – Aaron’s, Inc. (Prudential)]

EXHIBIT A

Reaffirmation of Guarantee

Dated: December 9, 2014

Reference is made to that certain Note Purchase Agreement, dated as of April 14, 2014 (the “Original Note Purchase Agreement”), by and among Aaron’s, Inc., a Georgia corporation (together with its successors and assigns, the “Company”), and Aaron Investment Company, a Delaware corporation (together with its successors and assigns, “AIC”, and together with the Company, collectively, the “Issuers”), and each of the Persons holdings one or more of the Company’s 4.75% Series A Senior Notes due April 14, 2021 (the “Notes”) on the date hereof (collectively, the “Noteholders”). The Original Note Purchase Agreement is being amended pursuant to the terms of that certain Amendment No. 1 to Note Purchase Agreement, of even date herewith (the “Amendment Agreement”; and the Original Note Purchase Agreement, as amended by the Amendment Agreement, the “Amended NPA”). Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Amended NPA.

Each of the undersigned Subsidiaries (each a “Subsidiary Guarantor” and collectively, the “Subsidiary Guarantors”) is a party to that certain Subsidiary Guarantee Agreement, dated as of April 14, 2014 (the “Subsidiary Guarantee Agreement”). Each of the Subsidiary Guarantors hereby (i) acknowledges receipt of a copy of the Amendment Agreement, (ii) consents to the Issuers’ execution and delivery of the Amendment Agreement, (iii) acknowledges and affirms that nothing contained in the Amendment Agreement shall modify in any respect whatsoever its obligations under the Subsidiary Guarantee Agreement and reaffirms that the Subsidiary Guarantee Agreement shall remain in full force and effect, and (iv) acknowledges and agrees that, for the avoidance of doubt, Guaranteed Obligations (as such term is defined in the Subsidiary Guarantee Agreement) include obligations in respect of the Amended NPA. Although each of the Subsidiary Guarantors has been informed of the matters set forth herein and has acknowledged and agreed to the same, each Subsidiary Guarantor understands that the Noteholders have no obligation to inform any Subsidiary Guarantor of such matters in the future or to seek any Subsidiary Guarantor’s acknowledgment or agreement to future amendments, waivers or consents, and nothing herein shall create such a duty.

[Remainder of page intentionally left blank; next page is signature page.]

SUBSIDIARY GUARANTORS:

AARON’S PRODUCTION COMPANY

By:
Name:	Gilbert L. Danielson
Title:	President and Chief Executive Officer

99LTO, LLC
By Aaron’s, Inc., as sole Manager

By:
Name:	Gilbert L. Danielson
Title:	Executive Vice President and Chief Financial Officer

AARON’S LOGISTICS, LLC
By Aaron’s, Inc., as sole Manager

By:
Name:	Gilbert L. Danielson
Title:	Executive Vice President and Chief Financial Officer

AARON’S STRATEGIC SERVICES, LLC
By Aaron’s, Inc., as sole Manager

By:
Name:	Gilbert L. Danielson
Title:	Executive Vice President and Chief Financial Officer

AARON’S PROCUREMENT COMPANY, LLC
By Aaron’s, Inc., as sole Manager

By:
Name:	Gilbert L. Danielson
Title:	Executive Vice President and Chief Financial Officer

PROGRESSIVE FINANCE HOLDINGS, LLC

By:
Name:	Gilbert L. Danielson
Title:	Executive Vice President

Prog Finance Arizona, LLC

Prog Finance California, LLC

Prog Finance Florida, LLC

Prog Finance Georgia, LLC

Prog Finance Illinois, LLC

Prog Finance Michigan, LLC

Prog Finance New York, LLC

Prog Finance Ohio, LLC

Prog Finance Texas, LLC

Prog Finance Mid-West, LLC

Prog Finance North-East, LLC

Prog Finance South-East, LLC

Prog Finance West, LLC

NPRTO Arizona, LLC

NPRTO California, LLC

NPRTO Florida, LLC

NPRTO Georgia, LLC

NPRTO Illinois, LLC

NPRTO Michigan, LLC

NPRTO New York, LLC

NPRTO Ohio, LLC

NPRTO Texas, LLC

NPRTO Mid-West, LLC

NPRTO North-East, LLC

NPRTO South-East, LLC

NPRTO West, LLC,

By:	PROG LEASING, LLC, Sole
Manager

By:	PROGRESSIVE FINANCE
HOLDINGS, LLC, Sole Manager

By:
	Name:	Gilbert L. Danielson
	Title:	Executive Vice President

PANGO LLC

By:	PROGRESSIVE FINANCE
HOLDINGS, LLC, Sole Manager

By:
	Name:	Gilbert L. Danielson
	Title:	Executive Vice President

PROG LEASING, LLC

By:	PROGRESSIVE FINANCE
HOLDINGS, LLC, Sole Manager

By:
	Name:	Gilbert L. Danielson
	Title:	Executive Vice President